UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2016
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Cohen & Steers, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-32236	14-1904657
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 832-3232

_________________________________________ (Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On April 20, 2016, Cohen & Steers, Inc. (the Company) reported, among other things, the Company’s financial results for the quarter ended March 31, 2016. Copies of the press release issued by the Company and the earnings presentation are attached hereto as Exhibits 99.1 and 99.2, respectively. The information contained under Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The attached press release and earnings presentation, in addition to containing results that have been determined in accordance with accounting principles generally accepted in the United States of America (GAAP), contains certain non-GAAP financial measures as that term is defined by the rules and regulations of the Securities and Exchange Commission.
The press release discloses diluted earnings per share for the quarter ended March 31, 2016 adjusted to exclude the effect of a non-cash after-tax compensation and benefits expense associated with the accelerated vesting of certain restricted stock units (the Compensation Expense). A reconciliation to the most directly comparable financial measure calculated and presented in accordance with GAAP is included in the press release.
The earnings presentation discloses operating earnings per share for the periods presented, and operating income, operating earnings per share and operating margin for the quarter ended March 31, 2016 adjusted to exclude the Compensation Expense. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is included in the earnings presentation.
The Company’s management believes that these non-GAAP financial measures enhance understanding of the Company’s results by highlighting the underlying performance of the Company’s core business, and facilitate the comparability of the Company’s results from period to period. In addition, management believes that use of these non-GAAP financial measures enables it to perform a more effective evaluation and comparison of the Company’s results and to assess performance in relation to the Company’s ongoing operations.
While management believes that this non-GAAP financial information is useful in evaluating the Company’s results and operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with GAAP.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The exhibits listed on the exhibit index accompanying this Current Report on Form 8-K are furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohen & Steers, Inc. (Registrant)

Date: April 20, 2016	By:	/s/ Matthew S. Stadler
Name: Matthew S. Stadler Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 20, 2016 issued by the Company
99.2	Q1 2016 Earnings Presentation